UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2019

B. Riley Financial, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21255 Burbank Boulevard, Suite 400
Woodland Hills, California	91367
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (818) 884-3737

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market
7.50% Senior Notes due 2027	RILYZ	Nasdaq Global Market
7.375% Senior Notes due 2023	RILYH	Nasdaq Global Market
6.875% Senior Notes due 2023	RILYI	Nasdaq Global Market
7.50% Senior Notes due 2021	RILYL	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
(Title of Class)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2019, B. Riley Financial, Inc. (the “Company”) filed a prospectus supplement related to the sale from time to time of up to $100,000,000 of the Company’s 7.25% Senior Notes due 2027 (the “7.25% 2027 Notes”), 7.50% Senior Notes due 2027 (the “7.50% 2027 Notes”), 7.375% Senior Notes due 2023 (the “7.375% 2023 Notes”), 6.875% Senior Notes due 2023 (the “6.875% 2023 Notes”), 6.75% Senior Notes due 2024 (the “2024 Notes”) and 6.50% Senior Notes due 2026 (the “2026 Notes” and, together with the 7.25% 2027 Notes, 7.50% 2027 Notes, 7.375% 2023 Notes, 6.875% 2023 Notes and 2024 Notes, the “Notes”), Common Stock, par value $0.0001 per share (“Common Stock”) and Depositary Shares, each representing 1/1000th of a share of 6.875% Series A Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”) (Liquidation Preference Equivalent to $25.00 per Depositary Share) (the “Depositary Shares” and, together with the Notes and Common Stock, the “Offered Securities”). The prospectus supplement filed on December 5, 2019 replaces our prior sales agreement prospectus dated September 30, 2019 (the “prior prospectus”).

On December 5, 2019, the Company entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley FBR, Inc. (the “Agent”), pursuant to which the Company may offer and sell, from time to time, the Offered Securities. Sales of the Offered Securities pursuant to the Sales Agreement, if any, may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Agent is not required to sell any specific number of the Offered Securities, but the Agent will make all sales using commercially reasonable efforts consistent with its normal trading and sales practices on mutually agreed terms between the Agent and the Company. Under the Sales Agreement, the Agent will be entitled to compensation of up to 2.0% of the gross proceeds of all Offered Securities sold through it as the Company’s agent.

The Offered Securities sold pursuant to the Sales Agreement will be issued pursuant to a prospectus dated September 30, 2019, as supplemented by a prospectus supplement dated December 5, 2019, in each case filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-233907) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on September 30, 2019.

The 7.25% 2027 Notes, 7.50% 2027 Notes, 7.375% 2023 Notes and 6.875% 2023 Notes have been and are issued pursuant to the terms and conditions of an Indenture entered into by and between the Company and U.S. Bank National Association, as trustee (the “U.S. Bank Trustee”), dated as of November 2, 2016 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of November 2, 2016 (the “First Supplemental Indenture”), the Second Supplemental Indenture dated as of May 31, 2017 (the “Second Supplemental Indenture”), the Third Supplemental Indenture dated as of December 13, 2017 (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture dated as of May 17, 2018 (the “Fourth Supplemental Indenture”) and the Fifth Supplemental Indenture dated as of September 11, 2018 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture and Fourth Supplemental Indenture, the “2016 Indenture”). The 2024 Notes and 2026 Notes have been and are issued pursuant to the terms and conditions of an Indenture entered into by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “BNYM Trustee”), dated as of May 7, 2019 (the “BNYM Base Indenture”), as supplemented by the First Supplemental Indenture dated as of May 7, 2019 (the “BNYM First Supplemental Indenture”) and the Second Supplemental Indenture dated as of September 23, 2019 (the “BNYM Second Supplemental Indenture” and, together with the BNYM Base Indenture and BNYM First Supplemental Indenture, the “2019 Indenture” and, together with the 2016 Indenture, the “Indentures”).

The Series A Preferred Stock is being issued pursuant to the certificate of designation that sets forth the terms of a series of preferred stock consisting of up to 10,000 shares, designated 6.875% Series A Cumulative Perpetual Preferred Stock.

The 7.375% 2023 Notes, 6.875% 2023 Notes, 2024 Notes, 2026 Notes, 7.50% 2027 Notes and 7.25% 2027 Notes are listed on NASDAQ under the symbols “RILYH,” “RILYI,” “RILYO,” “RILYN,” “RILYZ” and “RILYG,” respectively. The Common Stock is listed on NASDAQ under the symbol “RILY” and the Depositary Shares are listed on NASDAQ under the symbol “RILYP.”

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the entire Sales Agreement, a copy of which is attached hereto as Exhibit 1.1, and incorporated herein by reference.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the 2026 Notes, 2024 Notes, 6.875% 2023 Notes, 7.375% 2023 Notes, 7.25% 2027 Notes and 7.50% 2027 Notes, included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on filed on September 23, 2019, Item 1.01 to the Company’s Current Report filed on May 7, 2019, Item 1.01 to the Company’s Current Report filed on September 11, 2018, Item 1.01 to the Company’s Current Report filed on May 17, 2018, Item 1.01 to the Company’s Current Report filed on December 13, 2017 and Item 1.01 to the Company’s Current Report filed on May 31, 2017, and incorporated by reference herein and into the Registration Statement.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of The NBD Group, Inc. relating to the validity of the Notes issuable under the Sales Agreement (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes set forth in Item 1.01 to this Current Report on Form 8-K, Item 1.01 to the Company’s Current Report filed on September 23, 2019, Item 1.01 to the Company’s Current Report filed on May 7, 2019, Item 1.01 to the Company’s Current Report filed on September 11, 2018, Item 1.01 to the Company’s Current Report filed on May 17, 2018, Item 1.01 to the Company’s Current Report filed on December 13, 2017 and Item 1.01 to the Company’s Current Report filed on May 31, 2017, is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement, dated December 5, 2019, by and between the Company and B. Riley FBR, Inc.

4.1	Form of 6.50% Senior Notes due 2026 (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on September 23, 2019).

4.2	Form of 6.75% Senior Notes due 2024 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 7, 2019).

4.3	Form of 6.875% Senior Notes due 2023 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 11, 2018).

4.4	Form of 7.375% Senior Notes due 2023 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 17, 2018).

4.5	Form of 7.25% Senior Notes due 2027 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 13, 2017).

4.6	Form of 7.50% Senior Note due 2027 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 31, 2017).

5.1	Opinion of The NBD Group, Inc.

23.1	Consent of The NBD Group, Inc. to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY FINANCIAL, INC.

Date: December 5, 2019	By:	/s/ Phillip J. Ahn
	Name:	Phillip J. Ahn
	Title:	Chief Financial Officer & Chief Operating Officer

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